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                                                                    Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2003 (the "Report") by Southside Bancshares, Inc. ("Registrant"), each of the undersigned hereby certifies that:

The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date: March 9, 2004        By: /s/ B. G. HARTLEY
                               -------------------------------------------------
                               B. G. Hartley
                               Chairman of the Board and Chief Executive Officer